Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

June 30, 2012

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Effective January 1, 2012, the Company adopted Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, on a retrospective basis. In accordance with this adoption, the Company has adjusted its financial results herein for the periods 2007 through 2011 and has recognized a cumulative effect adjustment of $5.4 million as of January 1, 2007.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

*Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions- except share data)

CONSOLIDATED

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$318.0	$364.6	$352.5	$310.4	$201.2	Insurance Services	$23.3	$46.1	$53.3	$65.0	$36.9	$46.0
42.2	33.5	35.8	55.5	61.3	Asset Management	15.2	15.0	14.0	12.3	16.1	18.9
(23.8)	(160.2)	(77.9)	(87.8)	(71.0)	Other	(15.9)	(13.4)	(15.8)	(11.3)	(28.4)	(15.5)

336.4	237.9	310.4	278.1	191.5	Total income before income taxes	22.6	47.7	51.5	66.0	24.6	49.4
112.3	77.2	104.9	92.2	54.8	Income taxes	2.6	12.5	12.9	19.0	6.8	16.1

$224.1	$160.7	$205.5	$185.9	$136.7	Net income	$20.0	$35.2	$38.6	$47.0	$17.8	$33.3

					Net income per common share:
$4.32	$3.29	$4.20	$3.97	$3.05	Basic	$0.45	$0.79	$0.87	$1.06	$0.40	$0.72
4.28	3.26	4.19	3.95	3.04	Diluted	0.45	0.79	0.87	1.05	0.40	0.72
					Share data:
51,824,050	48,917,235	48,932,908	46,774,277	44,876,650	Basic weighted-average	44,266,776	44,327,122	44,205,832	44,521,757	44,868,646	45,933,253
52,344,950	49,292,240	49,044,543	47,006,228	45,016,070	Diluted weighted-average	44,354,720	44,461,841	44,278,707	44,577,667	45,056,472	46,190,915
49,155,131	48,989,074	47,744,524	46,159,387	44,268,859	At period end	44,116,208	44,377,419	44,268,859	44,186,432	44,540,232	45,384,126

$224.1	$160.7	$205.5	$185.9	$136.7	Net income	$20.0	$35.2	$38.6	$47.0	$17.8	$33.3
—	—	(12.0)	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—
(0.4)	(83.4)	(17.3)	(32.1)	(4.5)	After-tax net capital gains (losses)	(2.5)	(0.1)	0.7	4.8	(8.5)	(1.5)

$224.5	$244.1	$234.8	$218.0	$141.2	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$22.5	$35.3	$37.9	$42.2	$26.3	$34.8

$(0.6)	$(128.8)	$(26.9)	$(51.6)	$(6.9)	Net capital gains (losses)	$(4.0)	$(0.2)	$1.0	$7.7	$(13.1)	$(2.5)
(0.2)	(45.4)	(9.6)	(19.5)	(2.4)	Tax expense (benefit) on net capital gains (losses)	(1.5)	(0.1)	0.3	2.9	(4.6)	(1.0)

$(0.4)	$(83.4)	$(17.3)	$(32.1)	$(4.5)	After-tax net capital gains (losses)	$(2.5)	$(0.1)	$0.7	$4.8	$(8.5)	$(1.5)

					Diluted earnings per common share:
$4.28	$3.26	$4.19	$3.95	$3.04	Net income	$0.45	$0.79	$0.87	$1.05	$0.40	$0.72
—	—	(0.25)	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—
(0.01)	(1.69)	(0.35)	(0.68)	(0.10)	After-tax net capital gains (losses)	(0.06)	—	0.02	0.11	(0.19)	(0.03)

$4.29	$4.95	$4.79	$4.63	$3.14	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$0.51	$0.79	$0.85	$0.94	$0.59	$0.75

$1,420.2	$1,369.3	$1,721.0	$1,894.6	$1,990.4	Shareholders’ equity	$2,085.5	$2,033.5	$1,990.4	$2,012.0	$1,899.4	$1,883.8
16.8	(153.9)	71.4	160.9	235.1	Accumulated other comprehensive income (loss)	277.9	237.6	235.1	259.7	186.0	151.4

$1,403.4	$1,523.2	$1,649.6	$1,733.7	$1,755.3	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,807.6	$1,795.9	$1,755.3	$1,752.3	$1,713.4	$1,732.4

15.5%	11.5%	13.3%	10.3%	7.0%	Net income return on average equity	3.9%	7.0%	7.7%	9.6%	3.8%	7.1%
15.6	11.0	12.9	11.0	7.8	Net income return on average equity (excluding accumulated other comprehensive income (loss))	4.4	7.9	8.8	10.8	4.1	7.7
15.6	16.7	14.7	12.9	8.1	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	5.0	8.0	8.6	9.7	6.1	8.0
					Book value per common share:
$28.89	$27.95	$36.05	$41.04	$44.96	Including accumulated other comprehensive income (loss)	$47.27	$45.82	$44.96	$45.53	$42.64	$41.51
0.34	(3.14)	1.50	3.48	5.31	Accumulated other comprehensive income (loss)	6.30	5.35	5.31	5.87	4.17	3.34

$28.55	$31.09	$34.55	$37.56	$39.65	Excluding accumulated other comprehensive income (loss)	$40.97	$40.47	$39.65	$39.66	$38.47	$38.17

3,437	3,436	3,150	3,091	2,974	Number of employees	2,911	2,948	2,974	3,045	3,076	3,078

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,078.3	$2,140.2	$2,101.9	$2,097.7	$2,153.3	Premiums	$548.1	$553.3	$542.7	$539.8	$537.0	$533.8
115.2	114.6	108.5	116.5	115.5	Administrative fees	29.8	28.6	28.1	28.5	29.5	29.4
516.3	541.0	586.5	602.5	612.8	Net investment income	151.4	159.7	155.9	147.3	152.6	157.0
					Net capital gains (losses):
(2.5)	(104.9)	(5.9)	(0.7)	(1.8)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(1.7)	(0.8)	(0.1)	(0.3)	(0.5)	(0.9)
1.9	(23.9)	(21.0)	(50.9)	(5.1)	All other net capital gains (losses)	(2.3)	0.6	1.1	8.0	(12.6)	(1.6)

(0.6)	(128.8)	(26.9)	(51.6)	(6.9)	Total net capital gains (losses)	(4.0)	(0.2)	1.0	7.7	(13.1)	(2.5)

2,709.2	2,667.0	2,770.0	2,765.1	2,874.7	Total revenues	725.3	741.4	727.7	723.3	706.0	717.7

					Benefits and expenses:
1,591.8	1,589.4	1,575.7	1,619.8	1,771.2	Benefits to policyholders	475.9	450.0	446.5	432.2	452.4	440.1
108.8	110.7	145.6	158.4	161.0	Interest credited	39.2	47.2	43.9	36.7	40.0	40.4
434.8	469.2	476.2	446.2	471.2	Operating expenses	116.7	123.9	114.1	120.7	118.1	118.3
198.0	227.6	202.0	206.1	218.7	Commissions and bonuses	51.3	55.4	52.6	53.1	54.2	58.8
36.4	37.3	34.2	34.7	36.7	Premium taxes	9.5	10.0	9.3	9.1	8.9	9.4
30.7	39.2	39.2	38.9	38.9	Interest expense	9.8	9.7	9.7	9.7	9.8	9.7
(72.5)	(101.8)	(76.7)	(76.0)	(81.7)	Deferral of acquisition costs	(16.9)	(21.5)	(17.2)	(20.1)	(18.6)	(25.8)
44.8	57.5	63.4	58.9	67.2	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	17.2	19.0	17.3	15.9	16.6	17.4

2,372.8	2,429.1	2,459.6	2,487.0	2,683.2	Total benefits and expenses	702.7	693.7	676.2	657.3	681.4	668.3

336.4	237.9	310.4	278.1	191.5	Income before income taxes	22.6	47.7	51.5	66.0	24.6	49.4
112.3	77.2	104.9	92.2	54.8	Income taxes	2.6	12.5	12.9	19.0	6.8	16.1

224.1	160.7	205.5	185.9	136.7	Net income	20.0	35.2	38.6	47.0	17.8	33.3

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
25.0	(206.0)	210.8	100.5	103.4	Net unrealized capital gains (losses) on securities available-for-sale	39.3	1.3	3.9	73.5	35.0	(9.0)
(2.0)	80.3	3.5	(9.6)	(5.9)	Reclassification adjustment for net capital (gains) losses included in net income	(0.6)	(0.8)	(1.2)	(0.7)	(1.2)	(2.8)
					Employee benefit plans:
0.3	(45.9)	8.4	(5.0)	(26.6)	Prior service credit (cost) and net gains (losses) arising during the period, net	—	0.4	(28.1)	—	—	1.5
1.6	0.9	4.9	3.6	3.3	Reclassification adjustment for amortization to net periodic pension cost, net	1.6	1.6	0.8	0.9	0.8	0.8

24.9	(170.7)	227.6	89.5	74.2	Total	40.3	2.5	(24.6)	73.7	34.6	(9.5)

$249.0	$(10.0)	$433.1	$275.4	$210.9	Comprehensive income (loss)	$60.3	$37.7	$14.0	$120.7	$52.4	$23.8

					Statutory data - insurance subsidiaries:
$309.3	$341.6	$375.0	$317.4	$185.1	Net gain from operations before federal income taxes and realized capital gains (losses)	$31.0	$42.1	$40.7	$68.1	$32.6	$43.7
197.2	235.0	251.4	202.4	143.1	Net gain from operations after federal income taxes and before realized capital gains (losses)	28.2	36.8	44.4	54.9	17.2	26.6
1,047.8	1,154.6	1,243.2	1,226.8	1,193.1	Capital and surplus	1,243.9	1,219.8	1,193.1	1,256.2	1,213.0	1,237.1
102.2	78.8	89.7	95.6	107.2	Asset valuation reserve	114.4	111.7	107.2	96.5	98.3	97.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$2,063.6	$2,109.1	$2,067.2	$2,056.2	$2,145.3	Insurance Services	$546.5	$551.1	$540.9	$538.3	$535.6	$530.5
14.7	31.1	34.7	41.5	8.0	Asset Management	1.6	2.2	1.8	1.5	1.4	3.3

2,078.3	2,140.2	2,101.9	2,097.7	2,153.3	Total premiums	548.1	553.3	542.7	539.8	537.0	533.8

					Administrative fees:
8.4	9.2	8.3	9.6	12.3	Insurance Services	4.2	3.1	3.7	3.0	2.9	2.7
118.7	118.3	114.1	121.5	119.9	Asset Management	30.0	29.9	28.7	29.7	30.9	30.6
(11.9)	(12.9)	(13.9)	(14.6)	(16.7)	Other	(4.4)	(4.4)	(4.3)	(4.2)	(4.3)	(3.9)

115.2	114.6	108.5	116.5	115.5	Total administrative fees	29.8	28.6	28.1	28.5	29.5	29.4

					Net investment income:
325.8	337.5	335.1	338.9	341.3	Insurance Services	83.6	84.6	85.7	85.8	85.4	84.4
170.2	183.8	234.0	251.0	262.7	Asset Management	64.6	73.1	69.2	59.0	64.9	69.6
20.3	19.7	17.4	12.6	8.8	Other	3.2	2.0	1.0	2.5	2.3	3.0

516.3	541.0	586.5	602.5	612.8	Total net investment income	151.4	159.7	155.9	147.3	152.6	157.0

(0.6)	(128.8)	(26.9)	(51.6)	(6.9)	Net capital gains (losses)	(4.0)	(0.2)	1.0	7.7	(13.1)	(2.5)

2,709.2	2,667.0	2,770.0	2,765.1	2,874.7	Total revenues	725.3	741.4	727.7	723.3	706.0	717.7

					Benefits and expenses:
2,079.8	2,091.2	2,058.1	2,094.3	2,297.7	Insurance Services	611.0	592.7	577.0	562.1	587.0	571.6
261.4	299.7	347.0	358.5	329.3	Asset Management	81.0	90.2	85.7	77.9	81.1	84.6
31.6	38.2	54.5	34.2	56.2	Other	10.7	10.8	13.5	17.3	13.3	12.1

2,372.8	2,429.1	2,459.6	2,487.0	2,683.2	Total benefits and expenses	702.7	693.7	676.2	657.3	681.4	668.3

					Income (loss) before income taxes:
318.0	364.6	352.5	310.4	201.2	Insurance Services	23.3	46.1	53.3	65.0	36.9	46.0
42.2	33.5	35.8	55.5	61.3	Asset Management	15.2	15.0	14.0	12.3	16.1	18.9
(23.8)	(160.2)	(77.9)	(87.8)	(71.0)	Other	(15.9)	(13.4)	(15.8)	(11.3)	(28.4)	(15.5)

336.4	237.9	310.4	278.1	191.5	Total income before income taxes	22.6	47.7	51.5	66.0	24.6	49.4
112.3	77.2	104.9	92.2	54.8	Income taxes	2.6	12.5	12.9	19.0	6.8	16.1

$224.1	$160.7	$205.5	$185.9	$136.7	Net income	$20.0	$35.2	$38.6	$47.0	$17.8	$33.3

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,063.6	$2,109.1	$2,067.2	$2,056.2	$2,145.3	Premiums	$546.5	$551.1	$540.9	$538.3	$535.6	$530.5
8.4	9.2	8.3	9.6	12.3	Administrative fees	4.2	3.1	3.7	3.0	2.9	2.7
325.8	337.5	335.1	338.9	341.3	Net investment income	83.6	84.6	85.7	85.8	85.4	84.4

2,397.8	2,455.8	2,410.6	2,404.7	2,498.9	Total revenues	634.3	638.8	630.3	627.1	623.9	617.6

					Benefits and expenses:
1,569.4	1,549.7	1,530.3	1,566.4	1,750.9	Benefits to policyholders	471.0	444.7	441.4	427.1	448.1	434.3
16.1	10.8	4.7	4.8	4.6	Interest credited	1.0	1.6	1.1	0.9	1.6	1.0
313.2	338.4	333.9	331.8	338.7	Operating expenses	86.5	92.6	82.3	84.2	85.7	86.5
167.5	175.8	169.8	175.7	185.1	Commissions and bonuses	42.0	48.7	44.8	46.1	43.7	50.5
36.4	37.3	34.2	34.5	36.6	Premium taxes	9.5	10.0	9.3	9.1	8.8	9.4
(57.7)	(63.1)	(57.9)	(61.3)	(64.5)	Deferral of acquisition costs	(11.4)	(18.6)	(13.7)	(17.1)	(12.1)	(21.6)
34.9	42.3	43.1	42.4	46.3	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	12.4	13.7	11.8	11.8	11.2	11.5

2,079.8	2,091.2	2,058.1	2,094.3	2,297.7	Total benefits and expenses	611.0	592.7	577.0	562.1	587.0	571.6

$318.0	$364.6	$352.5	$310.4	$201.2	Income before income taxes	$23.3	$46.1	$53.3	$65.0	$36.9	$46.0

					Benefit ratio (including interest credited):
66.1%	63.5%	63.7%	65.3%	70.3%	% of total revenues	74.4%	69.9%	70.2%	68.3%	72.1%	70.5%
76.8	74.0	74.3	76.4	81.8	% of total premiums	86.4	81.0	81.8	79.5	84.0	82.1
					Statistics (% of total premiums):
15.2%	16.0%	16.2%	16.1%	15.8%	Operating expenses	15.8%	16.8%	15.2%	15.6%	16.0%	16.3%
15.4	17.3	17.1	15.1	9.4	Income before income taxes	4.3	8.4	9.9	12.1	6.9	8.7

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$807.2	$850.3	$819.6	$835.7	$892.6	Life and AD&D	$223.8	$224.9	$221.8	$224.7	$224.5	$221.6
869.8	862.9	825.6	799.9	803.3	LTD	200.2	204.2	201.3	200.5	201.4	200.1
219.5	215.5	205.7	203.7	208.0	STD	54.0	53.8	51.7	52.4	52.5	51.4
70.8	75.8	79.5	81.5	81.6	Other	19.6	19.9	21.1	20.5	20.2	19.8
(37.2)	(44.6)	(40.2)	(27.9)	(12.5)	Experience rated refunds	7.1	4.1	1.7	(4.0)	(5.7)	(4.5)

$1,930.1	$1,959.9	$1,890.2	$1,892.9	$1,973.0	Total premiums	$504.7	$506.9	$497.6	$494.1	$492.9	$488.4

					Benefit ratio (including interest credited):
67.4%	63.9%	64.7%	66.8%	72.1%	% of total revenues	77.1%	72.8%	71.8%	70.0%	73.6%	73.1%
77.4	73.6	74.7	77.2	83.1	% of total premiums	88.5	83.5	82.8	80.7	84.8	84.2

					Statistics (% of total premiums):
15.1%	16.1%	16.3%	16.2%	15.8%	Operating expenses	15.9%	16.9%	15.4%	15.7%	16.0%	16.3%
14.3	17.2	16.3	13.9	7.9	Income before income taxes	1.9	5.6	8.8	10.6	5.9	6.2

					Sales (annualized new premiums) reported at contract effective date:
$181.4	$134.8	$124.8	$156.9	$155.5	Life and AD&D	$9.3	$57.5	$34.5	$23.5	$20.1	$77.4
168.7	93.5	95.3	103.1	107.7	LTD	6.5	48.6	26.1	22.1	9.3	50.2
34.2	33.5	35.6	45.1	42.6	STD	2.5	15.0	8.2	6.9	5.2	22.3
24.5	30.7	32.1	25.5	30.6	Other	4.0	7.7	5.9	11.2	3.1	10.4

$408.8	$292.5	$287.8	$330.6	$336.4	Total sales	$22.3	$128.8	$74.7	$63.7	$37.7	$160.3

					Persistency (% of premiums):
89.9%	83.3%	84.4%	89.8%	89.8%	Life and AD&D
87.5	83.4	85.6	89.1	89.7	LTD
82.9	81.0	77.8	87.9	87.1	STD
74.3	79.0	77.2	78.3	76.7	Other

87.4%	82.9%	83.8%	88.7%	88.8%	Total persistency

					Individual Disability:
$133.5	$149.2	$177.0	$163.3	$172.3	Premiums:	$41.8	$44.2	$43.3	$44.2	$42.7	$42.1
					Benefit ratio:
50.6%	59.2%	54.1%	50.5%	51.4%	% of total revenues	46.3%	40.1%	54.3%	51.0%	56.7%	43.6%
69.3	78.7	69.3	66.8	67.3	% of total premiums	60.8	52.3	70.9	66.3	74.5	57.2

					Statistics (% of premiums):
16.6%	15.7%	14.2%	15.7%	15.3%	Operating expenses	14.8%	15.4%	13.6%	14.9%	15.9%	16.9%
31.8	18.8	25.2	28.8	26.3	Income before income taxes	32.3	39.8	21.5	28.7	17.8	37.3

$23.9	$26.4	$23.0	$21.1	$22.2	Disability sales	$4.4	$5.0	$4.8	$6.8	$5.1	$5.5
95.0%	94.7%	92.9%	94.8%	95.1%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$14.7	$31.1	$34.7	$41.5	$8.0	Premiums	$1.6	$2.2	$1.8	$1.5	$1.4	$3.3
118.7	118.3	114.1	121.5	119.9	Administrative fees	30.0	29.9	28.7	29.7	30.9	30.6
170.2	183.8	234.0	251.0	262.7	Net investment income	64.6	73.1	69.2	59.0	64.9	69.6

303.6	333.2	382.8	414.0	390.6	Total revenues	96.2	105.2	99.7	90.2	97.2	103.5

					Benefits and expenses:
22.4	39.7	45.4	53.4	20.3	Benefits to policyholders	4.9	5.3	5.1	5.1	4.3	5.8
92.7	99.9	140.9	153.6	156.4	Interest credited	38.2	45.6	42.8	35.8	38.4	39.4
120.2	131.4	126.9	119.0	115.2	Operating expenses	29.3	30.2	28.0	28.9	28.9	29.4
30.5	51.8	32.2	30.4	33.6	Commissions and bonuses	9.3	6.7	7.8	7.0	10.5	8.3
—	—	—	0.2	0.1	Premium taxes	—	—	—	—	0.1	—
0.5	0.4	0.1	0.1	—	Interest expense	—	—	—	—	—	—
(14.8)	(38.7)	(18.8)	(14.7)	(17.2)	Deferral of acquisition costs	(5.5)	(2.9)	(3.5)	(3.0)	(6.5)	(4.2)
9.9	15.2	20.3	16.5	20.9	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	4.8	5.3	5.5	4.1	5.4	5.9

261.4	299.7	347.0	358.5	329.3	Total benefits and expenses	81.0	90.2	85.7	77.9	81.1	84.6

$42.2	$33.5	$35.8	$55.5	$61.3	Income before income taxes	$15.2	$15.0	$14.0	$12.3	$16.1	$18.9

					Assets under administration:
$18,725.6	$14,467.3	$15,780.3	$15,281.7	$13,764.9	Retirement Plans *	$14,234.5	$14,824.4	$13,764.9	$13,580.4	$15,247.5	$15,309.7
1,295.9	2,056.6	2,390.9	2,684.2	2,975.7	Individual Annuities	3,116.6	3,012.4	2,975.7	2,920.5	2,895.1	2,750.6
1,899.4	2,526.2	2,588.8	2,697.3	2,691.6	Mortgage loans for other investors	2,718.9	2,686.9	2,691.6	2,699.2	2,698.7	2,670.7
447.3	644.7	1,093.9	1,224.5	1,001.5	Private client wealth management	1,003.7	1,059.9	1,001.5	965.8	1,199.7	1,230.5

$22,368.2	$19,694.8	$21,853.9	$21,887.7	$20,433.7	Total assets under administration	$21,073.7	$21,583.6	$20,433.7	$20,165.9	$22,041.0	$21,961.5

					Annualized operating expenses:
					(% of average assets under administration)
0.56%	0.62%	0.65%	0.57%	0.58%	Retirement Plans *	0.58%	0.62%	0.60%	0.58%	0.56%	0.56%
					Interest credited:
					(% of investment income)
54.9%	57.0%	57.5%	56.5%	54.6%	Retirement Plans	53.4%	53.0%	53.6%	56.0%	55.5%	53.6%
67.0	64.2	68.4	69.0	66.5	Individual Annuities	68.2	70.8	68.9	69.5	66.3	61.9

$210.7	$895.4	$398.8	$363.8	$410.3	Individual Annuity sales	$136.6	$63.5	$84.5	$60.2	$175.2	$90.4

$1,447.3	$1,373.8	$718.5	$887.5	$1,007.7	Commercial mortgage loans originated	$300.2	$209.5	$237.0	$271.7	$302.7	$196.3

*	Includes the August 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(11.9)	$(12.9)	$(13.9)	$(14.6)	$(16.7)	Administrative fees	$(4.4)	$(4.4)	$(4.3)	$(4.2)	$(4.3)	$(3.9)
20.3	19.7	17.4	12.6	8.8	Net investment income	3.2	2.0	1.0	2.5	2.3	3.0
					Net capital gains (losses):
(2.5)	(104.9)	(5.9)	(0.7)	(1.8)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(1.7)	(0.8)	(0.1)	(0.3)	(0.5)	(0.9)
1.9	(23.9)	(21.0)	(50.9)	(5.1)	All other net capital gains (losses)	(2.3)	0.6	1.1	8.0	(12.6)	(1.6)

(0.6)	(128.8)	(26.9)	(51.6)	(6.9)	Total net capital gains (losses)	(4.0)	(0.2)	1.0	7.7	(13.1)	(2.5)

7.8	(122.0)	(23.4)	(53.6)	(14.8)	Total revenues	(5.2)	(2.6)	(2.3)	6.0	(15.1)	(3.4)

					Benefits and expenses:
1.4	(0.6)	15.4	(4.6)	17.3	Operating expenses	0.9	1.1	3.8	7.6	3.5	2.4
30.2	38.8	39.1	38.8	38.9	Interest expense	9.8	9.7	9.7	9.7	9.8	9.7

31.6	38.2	54.5	34.2	56.2	Total benefits and expenses	10.7	10.8	13.5	17.3	13.3	12.1

$(23.8)	$(160.2)	$(77.9)	$(87.8)	$(71.0)	Loss before income taxes	$(15.9)	$(13.4)	$(15.8)	$(11.3)	$(28.4)	$(15.5)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,997.1	$5,200.3	$6,167.3	$6,419.1	$6,769.5	Fixed maturity securities—available-for-sale	$6,977.2	$6,863.8	$6,769.5	$6,717.3	$6,551.2	$6,444.5
4.5	1.4	1.1	—	—	Short-term investments	—	—	—	—	—	—
3,657.7	4,083.6	4,284.8	4,513.6	4,902.3	Commercial mortgage loans, net	5,098.7	4,980.2	4,902.3	4,828.8	4,761.6	4,615.0
53.8	62.5	93.4	153.1	92.7	Real estate, net	104.1	101.5	92.7	104.0	121.9	141.5
21.9	22.2	23.2	60.8	130.9	Other invested assets	184.4	177.4	130.9	134.9	116.1	83.7

8,735.0	9,370.0	10,569.8	11,146.6	11,895.4	Total investments	12,364.4	12,122.9	11,895.4	11,785.0	11,550.8	11,284.7
205.8	280.5	108.3	152.0	138.4	Cash and cash equivalents	129.5	116.0	138.4	172.2	111.1	86.5
106.8	101.9	104.4	101.9	118.8	Premiums and other receivables	125.4	123.2	118.8	121.2	111.7	114.6
93.1	103.1	108.8	110.8	111.7	Accrued investment income	112.0	114.0	111.7	114.2	112.2	114.9
929.6	944.0	935.0	938.3	949.3	Amounts recoverable from reinsurers	956.1	953.7	949.3	942.6	942.3	940.5
275.1	317.6	316.6	330.2	344.9	Deferred acquisition costs, value of business acquired and other intangible assets, net	350.4	349.1	344.9	343.7	341.9	344.5
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0
126.9	136.1	127.2	111.5	101.3	Property and equipment, net	96.7	98.7	101.3	102.9	102.8	107.9
—	81.0	—	—	—	Deferred tax assets, net	—	—	—	—	—	—
74.5	98.1	66.7	101.7	113.9	Other assets	103.5	102.1	113.9	64.5	101.8	67.5
4,386.4	3,075.9	4,174.5	4,787.4	4,593.5	Separate account assets	4,867.2	5,083.4	4,593.5	4,205.6	5,014.9	5,056.5

$14,969.2	$14,544.2	$16,547.3	$17,816.4	$18,403.2	Total assets	$19,141.2	$19,099.1	$18,403.2	$17,887.9	$18,425.5	$18,153.6

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,158.7	$5,285.9	$5,368.7	$5,502.3	$5,683.6	Future policy benefits and claims	$5,773.0	$5,714.5	$5,683.6	$5,622.1	$5,580.2	$5,531.5
3,153.8	3,944.1	4,337.1	4,627.8	5,078.1	Other policyholder funds	5,280.7	5,122.5	5,078.1	4,969.2	4,898.7	4,692.6
10.7	—	22.2	48.9	103.0	Deferred tax liabilities, net	138.2	117.7	103.0	98.7	54.9	43.4
4.0	3.7	2.9	2.2	251.2	Short-term debt	251.0	251.3	251.2	251.3	1.4	1.8
562.6	561.5	553.2	551.9	300.9	Long-term debt	301.2	301.3	300.9	300.8	551.4	551.6
272.8	303.8	367.7	401.3	402.5	Other liabilities	444.4	474.9	402.5	428.2	424.6	392.4
4,386.4	3,075.9	4,174.5	4,787.4	4,593.5	Separate account liabilities	4,867.2	5,083.4	4,593.5	4,205.6	5,014.9	5,056.5

13,549.0	13,174.9	14,826.3	15,921.8	16,412.8	Total liabilities	17,055.7	17,065.6	16,412.8	15,875.9	16,526.1	16,269.8

					Shareholders’ equity:
267.1	262.9	220.4	158.2	82.4	Common stock	79.5	87.8	82.4	78.7	86.8	123.6
16.8	(153.9)	71.4	160.9	235.1	Accumulated other comprehensive income (loss)	277.9	237.6	235.1	259.7	186.0	151.4
1,136.3	1,260.3	1,429.2	1,575.5	1,672.9	Retained earnings	1,728.1	1,708.1	1,672.9	1,673.6	1,626.6	1,608.8

1,420.2	1,369.3	1,721.0	1,894.6	1,990.4	Total shareholders’ equity	2,085.5	2,033.5	1,990.4	2,012.0	1,899.4	1,883.8

$14,969.2	$14,544.2	$16,547.3	$17,816.4	$18,403.2	Total liabilities and shareholders’ equity	$19,141.2	$19,099.1	$18,403.2	$17,887.9	$18,425.5	$18,153.6

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$4,390.8	$4,547.1	$5,367.1	$5,620.7	$5,983.3	Public	$6,083.2	$6,023.2	$5,983.3	$5,908.0	$5,759.9	$5,647.7
606.3	653.2	800.2	798.4	786.2	Private	894.0	840.6	786.2	809.3	791.3	796.8

4,997.1	5,200.3	6,167.3	6,419.1	6,769.5	Total fixed maturity securities—available-for-sale	6,977.2	6,863.8	6,769.5	6,717.3	6,551.2	6,444.5
4.5	1.4	1.1	—	—	Short-term investments	—	—	—	—	—	—
3,657.7	4,083.6	4,284.8	4,513.6	4,902.3	Commercial mortgage loans, net	5,098.7	4,980.2	4,902.3	4,828.8	4,761.6	4,615.0
53.8	62.5	93.4	153.1	92.7	Real estate, net	104.1	101.5	92.7	104.0	121.9	141.5
21.9	22.2	23.2	60.8	130.9	Other invested assets	184.4	177.4	130.9	134.9	116.1	83.7

$8,735.0	$9,370.0	$10,569.8	$11,146.6	$11,895.4	Total investments	$12,364.4	$12,122.9	$11,895.4	$11,785.0	$11,550.8	$11,284.7

					Percent of investments:
57.2%	55.5%	58.3%	57.6%	56.9%	Fixed maturity securities—available-for-sale	56.4%	56.6%	56.9%	57.0%	56.7%	57.1%
0.1	—	—	—	—	Short-term investments	—	—	—	—	—	—
41.9	43.6	40.5	40.5	41.2	Commercial mortgage loans, net	41.2	41.1	41.2	41.0	41.2	40.9
0.6	0.7	1.0	1.4	0.8	Real estate, net	0.8	0.8	0.8	0.9	1.1	1.3
0.2	0.2	0.2	0.5	1.1	Other invested assets	1.6	1.5	1.1	1.1	1.0	0.7

					Fixed maturity securities—available-for-sale:
101.3%	97.6%	104.2%	106.7%	109.0%	Market value as a % of amortized cost	109.8%	109.0%	109.0%	108.8%	107.1%	106.1%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2012		2011
2007	2008	2009	2010	2011		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.57%	5.63%	5.46%	5.31%	5.08%	Fixed maturity securities—available-for-sale	4.89%	5.00%	5.08%	5.14%	5.19%	5.26%
6.36	6.39	6.46	6.45	6.34	Commercial mortgage loans, net	6.24	6.30	6.34	6.38	6.41	6.42

					Fixed maturity securities—available-for-sale:
					Quality rating (as % of fixed maturities):
72.5%	71.5%	69.8%	71.5%	69.0%	A or higher	68.7%	68.0%	69.0%	70.9%	69.8%	70.8%
23.4	23.6	24.8	23.3	25.4	BBB/Baa	25.6	26.4	25.4	23.7	25.0	23.7
2.4	2.8	3.5	3.4	4.1	BB/Ba	4.2	4.2	4.1	3.9	3.5	3.8
1.7	2.1	1.9	1.8	1.5	B or lower	1.5	1.4	1.5	1.5	1.7	1.7

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$1.9	$7.8	$17.3	$19.6	$17.1	Book value	$15.8	$16.6	$17.1	$21.3	$22.1	$19.6
0.05%	0.19%	0.40%	0.43%	0.34%	Rates—overall %	0.31%	0.33%	0.34%	0.43%	0.46%	0.42%

$0.5	$6.8	$33.2	$118.6	$40.3	Foreclosed during period	$8.3	$8.6	$14.3	$7.0	$9.0	$10.0
0.7	3.9	6.2	9.3	5.1	In process of foreclosure	12.4	7.5	5.1	13.8	15.7	8.0
0.7	3.9	6.2	8.2	5.1	Included in sixty-day delinquencies	12.4	7.5	5.1	13.8	15.7	6.6
3.4	6.2	28.7	76.6	93.7	Net balance of restructured loans*	83.4	88.9	93.7	89.3	78.9	82.9

					Reserve balances:
$3.0	$6.8	$19.6	$36.1	$48.1	Commercial mortgage loans, net	$45.6	$45.6	$48.1	$47.1	$43.5	$39.4

*	Amount is calculated using statutory accounting principles